EXHIBIT 21.1
SUBSIDIARIES OF THE REGISTRANT

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
302 Direct Media LLC	Delaware
Acano (UK) Limited	United Kingdom
Acano AS	Norway
Acano Federal LLC	Delaware
Acano LLC	Delaware
Airespace Wireless Networks Private Limited	India
AppDynamics Aktiebolag	Sweden
AppDynamics ApS	Denmark
AppDynamics Asia Pacific Pte Ltd	Singapore
AppDynamics Australia Pty Ltd	Australia
AppDynamics GmbH	Germany
AppDynamics International Holdings Ltd.	Bermuda
AppDynamics International LLC	Delaware
AppDynamics International Ltd.	United Kingdom
AppDynamics Japan GK	Japan
AppDynamics LLC	Delaware
AppDynamics Netherlands B.V.	Netherlands
AppDynamics Proprietary Limited	South Africa
AppDynamics S. de R.L. de C.V.	Mexico
AppDynamics S.L.	Spain
AppDynamics S.r.l.	Italy
AppDynamics SA	Switzerland
AppDynamics SARL	France
AppDynamics Sdn. Bhd.	Malaysia
AppDynamics Technologies FZ-LLC	United Arab Emirates
AppDynamics Technologies India Private Limited	India
AppDynamics Technologies Intermediacao de Software Ltda	Brazil
AppDynamics Technologies Ltd.	Canada
AppDynamics UK Ltd.	United Kingdom
Beaumaris Networks LLC	Delaware
Beijing NDS Information Technology Co., Ltd.	China
BGPmon Network Solutions Inc.	Canada
BroadHop India Private Limited	India
BroadHop International B.V.	Netherlands
BroadHop LLC	Delaware
Callway LLC	Delaware
Castup Israel Ltd.	Israel
Center for Cisco Heritage, LLC	Delaware
Cisco (China) Innovation Technology Co., Ltd.	China
Cisco (China) Technology Services Co., Ltd.	China
Cisco (Saudi Arabia) Support Limited	Saudi Arabia
Cisco Albania SHPK	Albania
Cisco Bahrain (SPC)	Bahrain
Cisco Bilgisayar ve Internet Sistemleri Limited Sirketi	Turkey
Cisco Capital (Dubai) Limited	United Arab Emirates
Cisco Capital Mexico, S. de R.L. de C.V.	Mexico
Cisco China Company, Limited	China
Cisco China Holdings (HK) Limited	Hong Kong
Cisco Comercio e Servicos de Hardware e Software do Brasil Ltda	Brazil
Cisco Commerce India Private Limited	India

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Development India Private Limited	India
Cisco do Brasil Ltda	Brazil
Cisco Holdings Cayman Ltd	Cayman Islands
Cisco Innovation International Sàrl	Switzerland
Cisco International Holdings B.V.	Netherlands
Cisco International Israel Limited	Israel
Cisco International Limited	United Kingdom
Cisco International Taiwan, Ltd.	Taiwan
Cisco Internetworking Limited Liability Company	Armenia
Cisco Internetworking Systems Hellas S.A.	Greece
Cisco Investments B.V.	Netherlands
Cisco Investments LLC	Delaware
Cisco Ironport Systems LLC	Delaware
Cisco ISH B.V.	Netherlands
Cisco ISH II B.V.	Netherlands
Cisco Malaysia Managed Services SDN. BHD.	Malaysia
Cisco Managed Services Nigeria Limited	Nigeria
Cisco Managed Solutions, Inc.	Delaware
Cisco MindMeld LLC	Delaware
Cisco Morocco	Morocco
Cisco Norway AS	Norway
Cisco Norway Holdings AS	Norway
Cisco OpenDNS LLC	Delaware
Cisco Optical GmbH	Germany
Cisco Photonics Italy S.r.l.	Italy
Cisco QSTP-LLC	Qatar
Cisco Ravenscourt LLC	Delaware
Cisco Renting Italy S.r.l.	Italy
Cisco RG Israel Ltd	Israel
Cisco Saudi Arabia Limited	Saudi Arabia
Cisco SCM (Thailand) Limited	Thailand
Cisco Serbia doo Beograd	Serbia
Cisco Services (Hong Kong) Limited	Hong Kong
Cisco Services Korea Limited	Korea, Republic of
Cisco Services Malaysia SDN BHD	Malaysia
Cisco Solutions GmbH	Germany
Cisco Solutions Guatemala, Limitada	Guatemala
Cisco Systems (Argentina) S.A.	Argentina
Cisco Systems (Bermuda) Holdings Ltd.	Bermuda
Cisco Systems (China) Information Technology Services Limited	China
Cisco Systems (China) Networking Technology Co., Ltd.	China
Cisco Systems (China) Research and Development Co., Ltd.	China
Cisco Systems (Colombia) Limitada	Colombia
Cisco Systems (Czech Republic) s.r.o.	Czech Republic
Cisco Systems (Ethiopia) PLC	Ethiopia
Cisco Systems (HK) Holdings Limited	Hong Kong
Cisco Systems (HK) Limited	Hong Kong
Cisco Systems (India) Private Limited	India
Cisco Systems (Italy) S.r.l.	Italy
Cisco Systems (Jordan)	Jordan
Cisco Systems (Korea) Limited	Korea, Republic of
Cisco Systems (Malaysia) SDN. BHD.	Malaysia

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems (Myanmar) Company Limited	Myanmar
Cisco Systems (Nigeria) Limited	Nigeria
Cisco Systems (Puerto Rico) Corp.	Delaware
Cisco Systems (Scotland) Limited	Scotland
Cisco Systems (Senegal) SUARL	Senegal
Cisco Systems (Shanghai) Video Technology Co., Ltd.	China
Cisco Systems (South Africa) (Proprietary) Limited	South Africa
Cisco Systems (Spain), S.L.	Spain
Cisco Systems (Sweden) AB	Sweden
Cisco Systems (Switzerland) GmbH	Switzerland
Cisco Systems (Switzerland) Investments Ltd.	Bermuda
Cisco Systems (Thailand) Limited	Thailand
Cisco Systems (Trinidad & Tobago) Limited	Trinidad and Tobago
Cisco Systems (USA) Pte. Ltd.	Singapore
Cisco Systems Algeria EURL	Algeria
Cisco Systems Australia Pty Limited	Australia
Cisco Systems Austria GmbH	Austria
Cisco Systems Belgium SPRL	Belgium
Cisco Systems Bulgaria EOOD	Bulgaria
Cisco Systems Canada Co. / Les Systemes Cisco Canada CIE	Canada
Cisco Systems Capital (Australia) Pty Limited	Australia
Cisco Systems Capital (India) Private Limited	India
Cisco Systems Capital (Korea) Limited	Korea, Republic of
Cisco Systems Capital (Thailand) Limited	Thailand
Cisco Systems Capital Asia Pte. Ltd.	Singapore
Cisco Systems Capital Canada Co./Les Systemes Cisco Capital Canada CIE	Canada
Cisco Systems Capital China Corporation	China
Cisco Systems Capital Corporation	Nevada
Cisco Systems Capital France SAS	France
Cisco Systems Capital GmbH	Germany
Cisco Systems Capital Italy S.r.l.	Italy
Cisco Systems Capital K.K.	Japan
Cisco Systems Capital Netherlands B.V.	Netherlands
Cisco Systems Capital SDN. BHD.	Malaysia
Cisco Systems Capital South Africa (Proprietary) Limited	South Africa
Cisco Systems Capital Spain, S.L.	Spain
Cisco Systems Chile S.A.	Chile
Cisco Systems Costa Rica, Sociedad Anonima	Costa Rica
Cisco Systems Croatia Ltd. For Trade	Croatia
Cisco Systems Cyprus Ltd.	Cyprus
Cisco Systems Danmark ApS	Denmark
Cisco Systems de Mexico, S. de R.L. de C.V.	Mexico
Cisco Systems Dominicana, S.R.L.	Dominican Republic
Cisco Systems Ecuador S.A.	Ecuador
Cisco Systems Egypt Ltd.	Egypt
Cisco Systems El Salvador, Ltda. de C.V.	El Salvador
Cisco Systems Estonia OU	Estonia
Cisco Systems Finance International Unlimited Company	Ireland
Cisco Systems Finland OY	Finland
Cisco Systems France Sarl	France
Cisco Systems G.K.	Japan
Cisco Systems GmbH	Germany

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems Holding GmbH	Germany
Cisco Systems Holdings UK Limited	United Kingdom
Cisco Systems Hungary Ltd. / Cisco Systems Hungary Servicing and Trading Limited Liability Company	Hungary
Cisco Systems International B.V.	Netherlands
Cisco Systems International FZ-LLC	United Arab Emirates
Cisco Systems International SARL	Switzerland
Cisco Systems Internetworking (Ireland) Limited	Ireland
Cisco Systems Internetworking d.o.o. Za Marketing, Tehnicke I Druge Usluge Sarajevo	Bosnia and Herzegovina
Cisco Systems Internetworking Iletisim Hizmetleri Limited Sirketi	Turkey
Cisco Systems Island Ehf.	Iceland
Cisco Systems Israel Ltd.	Israel
Cisco Systems Jamaica Limited	Jamaica
Cisco Systems Limited	United Kingdom
Cisco Systems LLC	Oman
Cisco Systems Luxembourg International s.à r.l.	Luxembourg
Cisco Systems Luxembourg s.à r.l.	Luxembourg
Cisco Systems Macedonia DOOEL Skopje	Macedonia, the former Yugoslav Republic of
Cisco Systems Management B.V.	Netherlands
Cisco Systems Management Ltd.	Bermuda
Cisco Systems Moçambique, Limitada	Mozambique
Cisco Systems Netherlands Holdings B.V.	Netherlands
Cisco Systems New Zealand Limited	New Zealand
Cisco Systems Norway AS	Norway
Cisco Systems Pakistan (Private) Limited	Pakistan
Cisco Systems Panama S. de R.L.	Panama
Cisco Systems Peru S.A.	Peru
Cisco Systems Poland Sp. z o. o.	Poland
Cisco Systems Portugal - Sistemas Informáticos, Sociedade Unipessoal, Limitada	Portugal
Cisco Systems Romania S.r.l.	Romania
Cisco Systems Services B.V.	Netherlands
Cisco Systems Slovakia, spol. s. r.o.	Slovakia
Cisco Systems Taiwan, Ltd.	Taiwan
Cisco Systems Uruguay S.R.L.	Uruguay
Cisco Systems Venezuela, C.A.	the Bolivarian Republic of Venezuela
Cisco Systems Vietnam Limited (Cong Ty Trach Nhiem Huu Han Cisco Systems Vietnam)	Vietnam
Cisco Technologies (Beijing) Co., Ltd	China
Cisco Technologies (Thailand) Limited	Thailand
Cisco Technologies New Zealand Limited	New Zealand
Cisco Technologies Philippines, Inc.	Philippines
Cisco Technology (China) Co., Ltd.	China
Cisco Technology and Services (South Africa) (Pty) Ltd.	South Africa
Cisco Technology Bangladesh Ltd.	Bangladesh
Cisco Technology Belgium BVBA	Belgium
Cisco Technology Denmark ApS	Denmark
Cisco Technology Services (Dalian) Co., Ltd.	China
Cisco Technology, Inc.	California
Cisco THV LLC	Delaware
Cisco Tunisia SARL	Tunisia
Cisco Video Technologies France SAS	France
Cisco Video Technologies India Private Limited	India

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Video Technologies Israel Ltd.	Israel
Cisco WebEx LLC	Delaware
Cisco Worldwide Holdings Ltd.	Bermuda
Cisco-Navini Networks LLC	Delaware
CliQr Technologies India Pvt Ltd	India
CliQr Technologies LLC	California
CliQr Technologies U.K. Limited	United Kingdom
CloudLock LLC	Delaware
CloudLock UK Ltd	United Kingdom
Cloudlock, Ltd.	Israel
Cloupia LLC	California
Cloupia Software Solutions Private Limited	India
Cognitive Security s.r.o.	Czech Republic
Composite Software LLC	Delaware
CoreOptics LLC	Delaware
CSI BD (Mauritius)	Mauritius
CSI Mauritius Inc.	Mauritius
Cyber Security S.L.	Spain
Digi-Media Vision Limited	United Kingdom
DocumentReady ApS	Denmark
ExtendMedia LLC	Delaware
Greenfield Networks LLC	California
Greenfield Networks Technologies Private Limited	India
Heroik LLC	Delaware
Intucell Ltd.	Israel
Jasper International Services LLC	Delaware
Jasper Netherlands B.V.	Netherlands
Jasper Technologies Australia Pty Ltd	Australia
Jasper Technologies Canada Limited	Canada
Jasper Technologies Ireland Limited	Ireland
Jasper Technologies Limited	United Kingdom
Jasper Technologies LLC	Delaware
Jasper Technologies Singapore Pte Ltd.	Singapore
Jasper Tecnologia do Brasil Ltda.	Brazil
JouleX GK	Japan
JouleX GmbH	Germany
JouleX LLC	Delaware
Lancope LLC	Delaware
Leaba Semiconductor Ltd.	Israel
Limited Liability Company Cisco Capital CIS	Russian Federation
Limited Liability Company Cisco Innovation Center	Russian Federation
Limited Liability Company Cisco Solutions	Russian Federation
Limited Liability Company Cisco Systems	Russian Federation
MaintenanceNet LLC	Delaware
Memoir Systems India Pvt Ltd	India
Memoir Systems LLC	California
Meraki Japan G.K.	Japan
Meraki Limited	United Kingdom
Meraki LLC	Delaware
Meraki Networks Australia Pty Limited	Australia
Mnemonic Technologies LLC	California
Navini Networks Private Limited	India

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
NDS Americas LLC	Delaware
NDS Denmark ApS	Denmark
NDS Denmark Holdings A/S	Denmark
NDS Finance Limited	United Kingdom
NDS Group Holdings Limited	Bermuda
NDS Group Limited	United Kingdom
NDS Holdings B.V.	Netherlands
NDS Limited	United Kingdom
NDS Marketing Israel Limited	Israel
NDS Sweden AB	Sweden
Neohapsis EMEA Ltd.	United Kingdom
Neohapsis International LLC	Delaware
Neohapsis LLC	Delaware
Neohapsis Software Private Limited	India
Neohapsis, Inc.	Illinois
News Datacom Limited	United Kingdom
newScale LLC	California
newScale Software Private Limited	India
One Mainstream LLC	Delaware
OnPrime TV LLC	Delaware
OpenDNS UK Ltd.	United Kingdom
Pari Networks (India) Private Limited	India
Pari Networks LLC	California
ParStream GmbH	Germany
Pawaa Software Private Limited	India
Portcullis Computer Security, Ltd.	United Kingdom
PT Cisco Systems Indonesia	Indonesia
PT. Cisco Technologies Indonesia	Indonesia
Radiata, Inc.	Delaware
Scansafe Limited	United Kingdom
Scansafe LLC	Delaware
Scansafe Services LLC	Delaware
Scientific-Atlanta, LLC	Georgia
Securent India Private Limited	India
Securent LLC	Delaware
SIA "Cisco Latvia"	Latvia
Small Wells Services S.A.	Uruguay
SolveDirect Service Management GmbH	Austria
Sourcefire Brasil Comércio E Segurança de Rede Ltda.	Brazil
Sourcefire Limited	United Kingdom
Sourcefire LLC	Delaware
Starent International LLC	Delaware
Starent Networks (India) Private Limited	India
Starent Networks Beijing Co, Ltd	China
Starent Networks India Sales and Services Private Limited	India
Starent Networks LLC	Delaware
Tail-f Systems AB	Sweden
Tandberg Asia Pacific Pte. Ltd.	Singapore
Tandberg India Private Limited	India
Tandberg Products UK Limited	United Kingdom
Tandberg Technology (India) Private Limited	India
Tandberg Telecom UK Limited	United Kingdom

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Topspin Communications LLC	Delaware
Topspin Communications Technologies India Private Limited	India
Tropo (Europe) Limited	United Kingdom
Tropo LLC	Delaware
UAB "Cisco LT"	Lithuania
Ubiquisys Limited	United Kingdom
Voxeo Labs (Beijing) Technology, Ltd.	China
WebEx (China) Software Co., Ltd.	China
WebEx Asia Limited	Hong Kong
WebEx Australia Pty Ltd.	Australia
WebEx Communications B.V.	Netherlands
WebEx Communications Deutschland GmbH	Germany
WebEx Communications France Sarl	France
WebEx Communications India Private Limited	India
WebEx Communications Japan, K.K.	Japan
WebEx Communications UK, Ltd.	United Kingdom
WebEx Worldwide B.V.	Netherlands